SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 21, 2002
                        (Date of earliest event reported)

Commission          Registrant; State of Incorporation;         I.R.S. Employer
File Number           Address; and Telephone Number           Identification No.

  0-343             PUBLIC SERVICE COMPANY OF OKLAHOMA           73-0410895
                    (An Oklahoma Corporation)
                    1 Riverside Plaza
                    Columbus, Ohio 43215
                    Telephone (614) 223-1000

Item 5. Other Events.

         On November 21, 2002, Public Service Company of Oklahoma (the "Company") entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., and UBS Warburg LLC, as representatives of the underwriters named therein, relating to the offering and sale by the Company of $200,000,000 of its 6% Senior Notes, Series B, due 2032 (the "Notes").

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (filed with the Securities and Exchange Commission, or "SEC", on March 26, 2002, File Number 1-10777), the unaudited consolidated interim financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ended March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on May 13, 2002); as of June 30, 2002 and for the periods ended June 30, 2002 and June 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on August 14, 2002); and as of September 30, 2002 and for the periods ended September 30, 2002 and September 30, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on November 14, 2002); and Current Reports on Form 8-K of Ambac Financial Group, Inc. filed with the SEC on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002, October 17, 2002 and November 20, 2002, as
such current reports related to Ambac Assurance Corporation, are hereby incorporated by reference into (i) this Current Report on Form 8-K, (ii) the Registration Statement of the Company on Form S-3 (File No. 333-100623)(the "Registration Statement"), and (iii) the Prospectus Supplement of the Company dated November 21, 2002 and relating to the offering of the Notes pursuant to the Registration Statement..

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     1(a) Underwriting Agreement, dated November 21, 2002, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., and UBS Warburg LLC, as representatives of the several underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

     4(a) Supplemental Indenture, dated November 21, 2002, establishing the terms of the Notes.

     4(b) Form of the Notes (included in Exhibit 4(a) hereto).

     5(a) Opinion of Simpson Thacher & Bartlett regarding the legality of the Notes.

     23   Consent of KPMG LLP.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PUBLIC SERVICE COMPANY OF OKLAHOMA



                                            By:   /s/ Thomas G. Berkemeyer
                                                Name: Thomas G. Berkemeyer
                                                Title: Assistant Secretary

November 26, 2002

                                                                   EXHIBIT 1(a)

                       PUBLIC SERVICE COMPANY OF OKLAHOMA

                             Underwriting Agreement

                             Dated November 21, 2002

     AGREEMENT made between PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation organized and existing under the laws of the State of Oklahoma (the Company), and the several persons, firms and corporations (the Underwriters) named in
Exhibit 1 hereto.

                                   WITNESSETH:

     WHEREAS, the Company proposes to issue and sell $200,000,000 principal amount of its 6% Senior Notes, Series B, due 2032 (the Senior Notes) to be issued pursuant to the Indenture dated as of November 1, 2000, between the Company and The Bank of New York, as trustee (the Trustee), as heretofore supplemented and amended and as to be further supplemented and amended (said Indenture as so supplemented being hereafter referred to as the Indenture); and

     WHEREAS, in connection with the issuance of the Senior Notes, the payment of principal of (at stated maturity), and interest on, the Senior Notes shall be unconditionally and irrevocably guaranteed by Ambac Assurance Corporation (the Insurer) pursuant to a financial guaranty insurance policy (the Insurance Policy); and

     WHEREAS, the Underwriters have designated the persons signing this Agreement (collectively the Representative) to execute this Agreement on behalf of the respective Underwriters and to act for the respective Underwriters in the manner provided in this Agreement; and

     WHEREAS, the Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933 (the Act), with the Securities and Exchange Commission (the Commission), a registration statement (File No. 333-100623) and a prospectus relating to $400,000,000 principal amount of its Unsecured Notes and such registration statement has become effective; and

     WHEREAS, such registration statement, including the financial statements, the documents incorporated or deemed incorporated therein by reference, the exhibits thereto, being herein called the Registration Statement, and the prospectus, including the documents incorporated or deemed incorporated therein by reference, constituting a part of such Registration Statement, as it may be last amended or supplemented prior to the effectiveness of this Agreement, but excluding any amendment or supplement relating solely to securities other than the Senior Notes, being herein called the Basic Prospectus, and the Basic Prospectus, as supplemented by a preliminary prospectus supplement and a final prospectus supplement (the Prospectus Supplement) to include information relating to the Senior Notes, including the names of the Underwriters, the price and terms of the offering, the interest rate, maturity date and certain other information relating to the Senior Notes, which will be filed with the Commission pursuant to Rule 424(b) of the Commission's General Rules and Regulations under the Act (the Rules), including all documents then incorporated or deemed to have been incorporated therein by reference, being herein called the Prospectus. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed between the parties as follows:

     1. Purchase and Sale: Upon the basis of the warranties and representations and on the terms and subject to the conditions herein set forth, the Company agrees to sell to the respective Underwriters named in Exhibit 1 hereto, severally and not jointly, and the respective Underwriters, severally and not jointly, agree to purchase from the Company, the respective principal amounts of the Senior Notes set opposite their names in Exhibit 1 hereto, together aggregating all of the Senior Notes, at a price equal to 96.85% of the principal amount thereof.

     2. Payment and Delivery: Payment for the Senior Notes shall be made to the Company in immediately available funds or in such other manner as the Company and the Representative shall mutually agree upon in writing, upon the delivery of the Senior Notes to the Representative for the respective accounts of the Underwriters against receipt therefor signed by the Representative on behalf of itself and for the other Underwriters. Such delivery shall be made at 10:00 A.M., New York Time, on November 26, 2002 (or on such later business day, not more than five business days subsequent to such day, as may be mutually agreed upon by the Company and the Underwriters), unless postponed in accordance with the provisions of Section 8 hereof, at the office of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, or at such other place as the Company and the Representative shall mutually agree in writing. The time at which payment and delivery are to be made is herein called the Time of Purchase.

     The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York and the Underwriters shall accept such delivery.

     3. Conditions of Underwriters' Obligations: The several obligations of the Underwriters hereunder are subject to the accuracy of the warranties and representations on the part of the Company on the date hereof and at the Time of Purchase and to the following other conditions:

     (a) That all legal proceedings to be taken and all legal opinions to be rendered in connection with the issue and sale of the Senior Notes and the issuance of the Insurance Policy shall be satisfactory in form and substance to Dewey Ballantine LLP, counsel to the Underwriters.

     (b) That, at the Time of Purchase, the Representative shall be furnished with the following opinions, dated the day of the Time of Purchase, with conformed copies or signed counterparts thereof for the other Underwriters, with such changes therein as may be agreed upon by the Company and the Representative with the approval of Dewey Ballantine LLP, counsel to the Underwriters:

          (1) Opinion of Simpson Thacher & Bartlett and either of Thomas G. Berkemeyer, Esq. or David C. House, Esq., counsel to the Company, substantially in the forms heretofore previously provided to the Underwriters;

          (2) Opinion of Dewey Ballantine LLP, counsel to the Underwriters, substantially in the form heretofore previously provided to the Underwriters;

          (3)  Opinion of counsel to the Insurer.

     (c) That the Representative shall have received a letter from Deloitte & Touche LLP in form and substance satisfactory to the Representative, dated as of the day of the Time of Purchase, (i) confirming that they are independent certified public accountants within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder, (ii) stating that in their opinion the financial statements audited by them and included or incorporated by reference in the Registration Statement complied as to form in all material respects with the then applicable accounting requirements of the Commission, including the applicable published rules and regulations of the Commission and (iii) covering as of a date not more than five business days prior to the day of the Time of Purchase such other matters as the Representative reasonably requests.

     (d) That no amendment to the Registration Statement and that no prospectus or prospectus supplement of the Company (other than the prospectus or amendments, prospectuses or prospectus supplements relating solely to securities other than the Senior Notes) relating to the Senior Notes and no document which would be deemed incorporated in the Prospectus by reference filed subsequent to the date hereof and prior to the Time of Purchase shall contain material information substantially different from that contained in the Registration Statement which is unsatisfactory in substance to the Representative or unsatisfactory in form to Dewey Ballantine LLP, counsel to the Underwriters.

     (e) That, at the Time of Purchase, an appropriate order of the Oklahoma State Corporation Commission, necessary to permit the sale of the Senior Notes to the Underwriters, shall be in effect; and that, prior to the Time of Purchase, no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act by the Commission or proceedings therefor initiated.

     (f) That, from the date hereof to the Time of Purchase, there shall not have been any material adverse change in the business, properties or financial condition of the Company from that set forth in the Prospectus (other than changes referred to in or contemplated by the Prospectus), and that the Company shall, at the Time of Purchase, have delivered to the Representative a certificate of an executive officer of the Company to the effect that, to the best of his knowledge, information and belief, there has been no such change.

     (g) That, at the Time of Purchase, the Trustee shall have received an executed copy of the Insurance Policy.

     (h) That, at the Time of Purchase, the Representative shall have received evidence that the Senior Notes have been rated "Aaa" (stable outlook) by Moody's Investors Service, Inc. and "AAA" (stable outlook) by Standard & Poor's Ratings Services.

     (i) That the Company shall have performed such of its obligations under this Agreement as are to be performed at or before the Time of Purchase by the terms hereof.

     4. Certain Covenants of the Company: In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

     (a) As soon as practicable, and in any event within the time prescribed by Rule 424 under the Act, to file the Prospectus with the Commission; as soon as the Company is advised thereof, to advise the Representative and confirm the advice in writing of any request made by the Commission for amendments to the Registration Statement or Prospectus or for additional information with respect thereto or of the entry of a stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and, if such a stop order should be entered by the Commission, to make every reasonable effort to obtain the prompt lifting or removal thereof.

     (b) To deliver to the Underwriters, without charge, as soon as practicable (and in any event within 24 hours after the date hereof), and from time to time thereafter during such period of time (not exceeding nine months) after the date hereof as they are required by law to deliver a prospectus, as many copies of the Prospectus (as supplemented or amended if the Company shall have made any supplements or amendments thereto, other than supplements or amendments relating solely to securities other than the Senior Notes) as the Representative may reasonably request; and in case any Underwriter is required to deliver a prospectus after the expiration of nine months after the date hereof, to furnish to any Underwriter, upon request, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or of supplements to the Prospectus complying with Section 10(a)(3) of the Act.

     (c) To furnish to the Representative a copy, certified by the Secretary or an Assistant Secretary of the Company, of the Registration Statement as initially filed with the Commission and of all amendments thereto (exclusive of exhibits), other than amendments relating solely to securities other than the Senior Notes and, upon request, to furnish to the Representative sufficient plain copies thereof (exclusive of exhibits) for distribution to the other Underwriters.

     (d) For such period of time (not exceeding nine months) after the date hereof as they are required by law to deliver a prospectus, if any event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not contain any untrue statement of a material fact or not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, forthwith to prepare and furnish, at its own expense, to the Underwriters and to dealers (whose names and addresses are furnished to the Company by the Representative) to whom principal amounts of the Senior Notes may have been sold by the Representative for the accounts of the Underwriters and, upon request, to any other dealers making such request, copies of such amendments to the Prospectus or supplements to the Prospectus.

     (e) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statement of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

     (f) To use its best efforts to qualify the Senior Notes for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Representative may designate within six months after the date hereof and itself to pay, or to reimburse the Underwriters and their counsel for, reasonable filing fees and expenses in connection therewith in an amount not exceeding $3,500 in the aggregate (including filing fees and expenses paid and incurred prior to the effective date hereof), provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

     (g) To pay all expenses, fees and taxes (other than transfer taxes on resales of the Senior Notes by the respective Underwriters) in connection with the issuance and delivery of the Senior Notes and the issuance of the Insurance Policy, provided that the Company shall be required to pay the fees and disbursements (other than disbursements referred to in paragraph (f) of this Section 4) of Dewey Ballantine LLP, counsel to the Underwriters, only in the events provided in paragraph (h) of this Section 4 and paragraph (a) of Section 7, the Underwriters hereby agreeing to pay such fees and disbursements in any other event.

     (h) If the Underwriters shall not take up and pay for the Senior Notes due to the failure of the Company to comply with any of the conditions specified in Section 3 hereof, or, if this Agreement shall be terminated in accordance with the provisions of Section 8 or 9 hereof, to pay the fees and disbursements of Dewey Ballantine LLP, counsel to the Underwriters, and, if the Underwriters shall not take up and pay for the Senior Notes due to the failure of the Company to comply with any of the conditions specified in Section 3 hereof, to reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding a total of $10,000, incurred in connection with the financing contemplated by this Agreement.

     (i) The Company will timely file any certificate required by Rule 52 under the Public Utility Holding Company Act of 1935 in connection with the sale of the Senior Notes.

     (j) During the period from the date hereof and continuing to and including the earlier of (i) the date which is after the Time of Purchase on which the distribution of the Senior Notes ceases, as determined by the Representative in its sole discretion, and (ii) the date which is 30 days after the Time of Purchase, the Company agrees not to offer, sell, contract to sell or otherwise dispose of any Senior Notes of the Company or any substantially similar securities of the Company (other than the Company's Senior Notes, Series C) without the consent of the Representative.

     (k) The Company will use its best efforts to list, subject to notice of issuance, the Senior Notes on the New York Stock Exchange.

     5. Warranties of the Company: The Company represents and warrants to you as set forth below:

     (a) the Registration Statement on its effective date complied, or was deemed to comply, with the applicable provisions of the Act and the rules and regulations of the Commission and the Registration Statement at its effective date did not, and at the Time of Purchase will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Basic Prospectus on the date of this Agreement and the Prospectus when first filed in accordance with Rule 424(b) complies, and at the Time of Purchase the Prospectus will comply, with the applicable provisions of the Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission, the Basic Prospectus on the date of this Agreement and the Prospectus when first filed in accordance with Rule 424(b) under the Act do not, and the Prospectus at the Time of Purchase will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statements or omissions made in the Registration Statement, the Basic Prospectus or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, any Underwriter expressly for use in the Registration Statement, the Basic Prospectus or Prospectus, or to any statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility under the Trust Indenture Act of 1939 of any indenture trustee under an indenture of the Company.

     (b) As of the Time of Purchase, the Indenture will have been duly authorized by the Company and duly qualified under the Trust Indenture Act of 1939, as amended, and, when executed and delivered by the Trustee and the Company, will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms and such Senior Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, except as the enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights in general, and except as the availability of the remedy of specific performance is subject to general principles of equity (regardless of whether such remedy is sought in a proceeding in equity or at law), and by an implied covenant of good faith and fair dealing.

     (c) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise referred to or contemplated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

     (e) This Agreement has been duly authorized, executed and delivered by the Company.

     (f) The consummation by the Company of the transactions contemplated herein is not in violation of its charter or bylaws, will not result in the violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over the Company or its properties, and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement.)

     (g) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Senior Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) such as may be required under the Public Utility Holding Company Act of 1935, as amended; (C) the qualification of the Indenture under the 1939 Act; (D) the approval of the Oklahoma State Corporation Commission; and (E) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws.

     (h) The consolidated financial statements of the Company and its consolidated subsidiaries together with the notes thereto, included or incorporated by reference in the Prospectus present fairly the financial position of the Company at the dates or for the periods indicated; said consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles applied, apart from reclassifications disclosed therein, on a consistent basis throughout the periods involved; and the selected consolidated financial information of the Company included in the Prospectus present fairly the information shown therein and have been compiled, apart from reclassifications disclosed therein, on a basis consistent with that of the audited financial statements of the Company included or incorporated by reference in the Prospectus.

     (i) There is no pending action, suit, investigation, litigation or proceeding, including, without limitation, any environmental action, affecting the Company before any court, governmental agency or arbitration that is reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Company, except as disclosed in the Prospectus

     The Company's covenants, warranties and representations contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any person, and shall survive the delivery of and payment for the Senior Notes hereunder.

     6. Warranties of Underwriters: Each Underwriter warrants and represents that the information furnished in writing to the Company through the Representative for use in the Registration Statement, in the Basic Prospectus, in the Prospectus, or in the Prospectus as amended or supplemented is correct as to such Underwriter. The warranties and representations of such Underwriter contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or other person, and shall survive the delivery of and payment for the Senior Notes hereunder

     7. Indemnification and Contribution:

     (a) To the extent permitted by law, the Company agrees to indemnify and hold you harmless, your officers and directors and each person, if any, who controls you within the meaning of Section 15 of the Act, against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act or otherwise, and to reimburse you and such controlling person or persons, if any, for any legal or other expenses incurred by you or them in connection with defending any action, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any alleged untrue statement or untrue statement of a material fact contained in the Registration Statement, in the Basic Prospectus (if used prior to the effective date of this Agreement), or in the Prospectus, or if the Company shall furnish or cause to be furnished to you any amendments or any supplements to the Prospectus, in the Prospectus as so amended or supplemented except to the extent that such amendments or supplements relate solely to securities other than the Senior Notes (provided that if such Prospectus or such Prospectus, as amended or supplemented, is used after the period of time referred to in Section 4(b) hereof, it shall contain such amendments or supplements as the Company deems necessary to comply with Section 10(a) of the Act), or arise out of or are based upon any alleged omission or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such alleged untrue statement or omission, or untrue statement or omission which was made in the Registration Statement, in the Basic Prospectus or in the Prospectus, or in the Prospectus as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by or through the Representative expressly for use therein or with any statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility under the Trust Indenture Act of any indenture trustee under an indenture of the Company, and except that this indemnity shall not inure to your benefit (or of any person controlling you) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Senior Notes to any person if such loss arises from the fact that a copy of the Prospectus, as the same may then be supplemented or amended to the extent such Prospectus was provided to you by the Company (excluding, however, any document then incorporated or deemed incorporated therein by reference), was not sent or given by you to such person with or prior to the written confirmation of the sale involved and the alleged omission or alleged untrue statement or omission or untrue statement was corrected in the Prospectus as supplemented or amended at the time of such confirmation, and such Prospectus, as amended or supplemented, was timely delivered to you by the Company. You agree promptly after the receipt by you of written notice of the commencement of any action in respect to which indemnity from the Company on account of its agreement contained in this Section 7(a) may be sought by you, or by any person controlling you, to notify the Company in writing of the commencement thereof, but your omission so to notify the Company of any such action shall not release the Company from any liability which it may have to you or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7(a). In case any such action shall be brought against you or any such person controlling you and you shall notify the Company of the commencement thereof, as above provided, the Company shall be entitled to participate in, and, to the extent that it shall wish, including the selection of counsel (such counsel to be reasonably acceptable to the indemnified party), to direct the defense thereof at its own expense. In case the Company elects to direct such defense and select such counsel (hereinafter, Company's counsel), you or any controlling person shall have the right to employ your own counsel, but, in any such case, the fees and expenses of such counsel shall be at your expense unless (i) the Company has agreed in writing to pay such fees and expenses or (ii) the named parties to any such action (including any impleaded parties) include both you or any controlling person and the Company and you or any controlling person shall have been advised by your counsel that a conflict of interest between the Company and you or any controlling person may arise (and the Company's counsel shall have concurred in good faith with such advice) and for this reason it is not desirable for the Company's counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for you or any controlling person (plus any local counsel retained by you or any controlling person in their reasonable judgment), which firm (or firms) shall be designated in writing by you or any controlling person).

     (b) Each Underwriter agrees, to the extent permitted by law, severally and not jointly, to indemnify, hold harmless and reimburse the Company, its directors and such of its officers as shall have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(a) hereof, but only with respect to untrue statements or alleged untrue statements or omissions or alleged omissions made in the Registration Statement, or in the Basic Prospectus, or in the Prospectus, or in the Prospectus as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by the Representative on behalf of such Underwriter expressly for use therein. The Company agrees promptly after the receipt by it of written notice of the commencement of any action in respect to which indemnity from you on account of your agreement contained in this Section 7(b) may be sought by the Company, or by any person controlling the Company, to notify you in writing of the commencement thereof, but the Company's omission so to notify you of any such action shall not release you from any liability which you may have to the Company or to such controlling person otherwise than on account of the indemnity agreement contained in this
          Section 7(b).

     (c) If recovery is not available or insufficient under Section 7(a) or 7(b) hereof for any reason other than as specified therein, the indemnified party shall be entitled to contribution for any and all losses, claims, damages, liabilities and expenses for which such indemnification is so unavailable or insufficient under this Section 7(c). In determining the amount of contribution to which such indemnified party is entitled, there shall be considered the portion of the proceeds of the offering of the Senior Notes realized, the relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) without reference to the considerations called for in the previous sentence. No Underwriter or any person controlling such Underwriter shall be obligated to contribute any amount or amounts hereunder which in the aggregate exceeds the total price of the Senior Notes purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same claim or any substantially similar claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. An Underwriter's obligation to contribute under this Section 7 is in proportion to its purchase obligation and not joint with any other Underwriter.

     (d) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party.

     (e) In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

     The agreements contained in this Section 7 hereof shall remain in full force and effect regardless of any investigation made by or on behalf of any person, and shall survive the delivery of and payment for the Senior Notes hereunder.

     8. Default of Underwriters: If any Underwriter under this Agreement shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Senior Notes which it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Senior Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Senior Notes, the other Underwriters shall be obligated severally in the proportions which the amounts of Senior Notes set forth opposite their names in Exhibit 1 hereto bear to the aggregate principal amount of Senior Notes set forth opposite the names of all such non-defaulting Underwriters, to purchase the Senior Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on the terms set forth herein; provided that in no event shall the principal amount of Senior Notes which any Underwriter has agreed to purchase pursuant to Section 1 hereof be increased pursuant to this Section 8 by an amount in excess of one-ninth of such principal amount of Senior Notes without the written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase Senior Notes and the aggregate principal amount of Senior Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Senior Notes then this Agreement shall terminate without liability on the part of any non-defaulting Underwriter; provided, however, that the non-defaulting Underwriters may agree, in their sole discretion, to purchase the Senior Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on the terms set forth herein. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent, if any, provided in Section 4(h) hereof), nor shall any Underwriter (other than an Underwriter who shall have failed or refused to purchase the Senior Notes without some reason sufficient to justify, in accordance with the terms hereof, its termination of its obligations hereunder) be under any liability to the Company or any other Underwriter.

     Nothing herein contained shall release any defaulting  Underwriter from its
liability  to  the  Company  or  any  non-defaulting   Underwriter  for  damages
occasioned by its default hereunder.

     9. Termination of Agreement by the Underwriters: This Agreement may be terminated at any time prior to the Time of Purchase by the Representative if, after the execution and delivery of this Agreement and prior to the Time of Purchase, in the Representative's reasonable judgment, the Underwriters' ability to market the Senior Notes shall have been materially adversely affected because:

          (i) trading in securities on the New York Stock Exchange shall have been generally suspended by the Commission or by the New York Stock Exchange or trading in the securities of the Company shall have been suspended by the New York Stock Exchange, or

          (ii)  there  shall  have   occurred  any  outbreak  or  escalation  of
     hostilities, declaration by the United States of a national emergency or war or other national or international calamity or crisis, or

          (iii) a general banking moratorium shall have been declared by Federal or New York State authorities, or

          (iv) there shall have been any decrease in the ratings of the Company's debt securities by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or either Moody's or S&P shall publicly announce that it has such debt securities under consideration for possible downgrade.

     If the Representative elects to terminate this Agreement, as provided in this Section 9, the Representative will promptly notify the Company by telephone or by telex or facsimile transmission, confirmed in writing. If this Agreement shall not be carried out by any Underwriter for any reason permitted hereunder, or if the sale of the Senior Notes to the Underwriters as herein contemplated shall not be carried out because the Company is not able to comply with the terms hereof, the Company shall not be under any obligation under this Agreement and shall not be liable to any Underwriter or to any member of any selling group for the loss of anticipated profits from the transactions contemplated by this Agreement (except that the Company shall remain liable to the extent provided in Section 4(h) hereof) and the Underwriters shall be under no liability to the Company nor be under any liability under this Agreement to one another.

     10. Notices: All notices hereunder shall, unless otherwise expressly provided, be in writing and be delivered at or mailed to the following addresses or by telex or facsimile transmission confirmed in writing to the following addresses: if to the Underwriters, to the Representative at Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, Floor 24, New York, New York 10080, Attention: Robert D. Craig (fax 212/449-8636), at Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention:
Henry A. Clark III (fax 212/816-0900), and UBS Warburg LLC, 299 Park Avenue, Suite 38th Floor, New York, New York 10171, Attention: David Mikula (fax 214/821-2467), and, if to the Company, to Public Service Company of Oklahoma, c/o American Electric Power Service Corporation, 1 Riverside Plaza, Columbus, Ohio 43215, Attention: A. A. Pena, Treasurer, (fax 614/223-1687).

     11. Parties in Interest: The agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company (including the directors thereof and such of the officers thereof as shall have signed the Registration Statement), the controlling persons, if any, referred to in Section 7 hereof, and their respective successors, assigns, executors and administrators, and, except as expressly otherwise provided in Section 8 hereof, no other person shall acquire or have any right under or by the virtue of this Agreement.

     12. Definition of Certain Terms: If there be two or more persons, firms or corporations named in Exhibit 1 hereto, the term "Underwriters", as used herein, shall be deemed to mean the several persons, firms or corporations, so named (including the Representative herein mentioned, if so named) and any party or parties substituted pursuant to Section 8 hereof, and the term "Representative", as used herein, shall be deemed to mean the representative or representatives designated by, or in the manner authorized by, the Underwriters. All obligations of the Underwriters hereunder are several and not joint. If there shall be only one person, firm or corporation named in Exhibit 1 hereto, the term "Underwriters" and the term "Representative", as used herein, shall mean such person, firm or corporation. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Senior Notes from any of the respective Underwriters.

     13. Conditions of the Company's Obligations: The obligations of the Company hereunder are subject to the Underwriters' performance of their obligations hereunder, and the further condition that at the Time of Purchase the Oklahoma State Corporation Commission shall have issued an appropriate order, and such order shall remain in full force and effect, authorizing the transactions contemplated hereby.

     14. Applicable Law: This Agreement will be governed and construed in accordance with the laws of the State of New York.

     15. Execution of Counterparts: This Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, on the date first above written.

                                    PUBLIC SERVICE COMPANY OF OKLAHOMA


                                    By:    /s/ G. S. Chatas
                                            G. S. Chatas
                                            Assistant Treasurer

MERRILL LYNCH, PIERCE, FENNER &
     SMITH INCORPORATED

By:  /s/ John E. Lynch
Name:    John E. Lynch
Title:   Vice President


SALOMON SMITH BARNEY INC.

By:    /s/Howard Hiller
Name:     Howard Hilller
Title:  Managing Director


UBS WARBURG LLC

By:   /s/ Christopher Forshner      /s/ Ryan Donovan
Name:  Christopher Forshner             Ryan Donovan
Title: Executive Director           Associate Director

as Representatives and on behalf of
the Underwriters named in Exhibit 1 hereto

                                    EXHIBIT 1

                                                              Principal Amount
 Underwriter                                                   of Senior Notes


UBS Warburg LLC...............................................$  49,650,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated............   49,625,000
Salomon Smith Barney Inc......................................   49,625,000
ABN AMRO Incorporated.........................................    9,750,000
Danske Securities (US), Inc...................................    9,750,000
A.G. Edwards & Sons, Inc......................................    1,500,000
Charles Schwab & Co., Inc.....................................    1,500,000
CIBC World Markets Corp.......................................    1,500,000
Deutsche Banc Alex. Brown Inc.................................    1,500,000
Fahenstock & Co. Inc..........................................    1,500,000
H & R BLOCK Financial Advisors, Inc...........................    1,500,000
HSBC Securities USA, Inc......................................    1,500,000
McDonald Investments Inc., a KeyCorp Company..................    1,500,000
Prudential Securities Incorporated............................    1,500,000
Quick & Reilly, Inc...........................................    1,500,000
Raymond James & Associates, Inc...............................    1,500,000
RBC Dain Rauscher Inc.........................................    1,500,000
TD Waterhouse Investor Services, Inc..........................    1,500,000
First Union Securities, Inc...................................    1,500,000
Wells Fargo Van Kasper LLC....................................    1,500,000
Banc of America Securities LLC................................      700,000
D.A. Davidson & Co............................................      700,000
Ferris, Baker Watts, Incorporated.............................      700,000
Fidelity Capital Markets......................................      700,000
Janney Montgomery Scott LLC...................................      700,000
J.J.B Hilliard, W.L. Lyons, Inc...............................      700,000
Legg Mason Wood Walker, Incorporated..........................      700,000
Morgan Keegan & Company, Inc..................................      700,000
Muriel Siebert & Co...........................................      700,000
Robert W. Baird & Co. Incorporated............................      700,000
Ryan, Beck & Co. LLC .........................................      700,000
The Williams Capital Group, L.P...............................      700,000
Utendahl Capital Partners, L.P................................      700,000
                                                                ------------
                                                               $200,000,000

                                                                   EXHIBIT 4(a)

===============================================================================







                       PUBLIC SERVICE COMPANY OF OKLAHOMA


                                       and


                              THE BANK OF NEW YORK,
                                   AS TRUSTEE


                               -------------------


                          SECOND SUPPLEMENTAL INDENTURE

                          Dated as of November 26, 2002


                          Supplemental to the Indenture
                          dated as of November 1, 2000





                       6% Senior Notes, Series B, Due 2032





===============================================================================

     SECOND SUPPLEMENTAL INDENTURE, dated as of November 26, 2002, between PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation duly organized and existing under the laws of the State of Oklahoma (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation organized and existing under the laws of the State of New York, as Trustee under the Original Indenture referred to below (the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has heretofore executed and delivered to the Trustee an indenture dated as of November 1, 2000 (the "Original Indenture"), to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (the "Senior Notes"), the form and terms of which are to be established as set forth in Section 201 and 301 of the Original Indenture.

     Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Senior Notes of any series as permitted in Sections 201 and 301 of the Original Indenture.

     The Company desires to create a series of the Senior Notes in an aggregate principal amount of $200,000,000 to be designated the "6% Senior Notes, Series B, Due 2032" (the "Series B Notes"), and all action on the part of the Company necessary to authorize the issuance of the Series B Notes under the Original Indenture and this Second Supplemental Indenture has been duly taken.

     All acts and things necessary to make the Series B Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this Second Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed.

     NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

     That in consideration of the premises and of the acceptance and purchase of the Series B Notes by the Holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of the Holders of the Series B Notes, as follows:

                                   ARTICLE ONE
                                   Definitions

SECTION 101.  DEFINITIONS.

         The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the form of the Series B Notes attached hereto as Exhibit A.

                                   ARTICLE TWO
          Terms and Issuance of the 6% Senior Notes, Series B, Due 2032

SECTION 201. Issue of the Series B Notes.

     A series of Senior Notes which shall be designated the "6% Senior Notes, Series B, Due 2032" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Original Indenture and this Second Supplemental Indenture (including the form of Global Security set forth in Exhibit A hereto). The aggregate principal amount of the Series B Notes to be authenticated and delivered shall be $200,000,000, and no further Series B Notes shall be authenticated and delivered, except as permitted by the provisions of the Original Indenture.


SECTION 202. Form of Series B Notes; Incorporation of Terms.

     The Series B Notes shall be issued initially in the form of one Global Security. The form of the Series B Notes shall be substantially in the form of Exhibit A attached hereto. The terms of such Series B Notes are herein incorporated by reference and are part of this Second Supplemental Indenture.


SECTION 203. Depositary for Global Securities.

     The Depositary for any Global Securities of the series of which this Series B Note is a part shall be the Depository Trust Company in The City of New York.


SECTION 204. Place of Payment.

     The Place of Payment in respect of the Series B Notes will be at the principal office or place of business of the Trustee or its successor in trust under the Indenture, which, at the date hereof, is located at 101 Barclay Street, New York, NY 10286, Attention: Corporate Trust Administration.

SECTION 205. Optional Redemption.

     Subject to the terms of Article Eleven of the Indenture, the Company shall have the right to redeem the Series B Notes at its option, without premium or penalty, in whole or, in part, at any time on or after November 26, 2007, at a redemption price equal to 100% of the principal amount redeemed plus any accrued but unpaid interest to the date of such redemption.

SECTION 206. Mandatory Redemption.

     (a) The Series B Notes shall be redeemed in the event (i)(A) the Company reorganizes, or otherwise transfers a substantial portion of its assets, and (B) that reorganization or transfer results in the Company no longer being a regulated utility company, and (C) the Series B Notes and the Company's obligations under the Indenture are not assumed by, and do not become the direct and primary obligations of, a regulated utility company, unless Ambac Assurance Corporation ("Ambac") consents to such reorganization or transfer, (ii) the Company fails to pay to Ambac an insurance premium pursuant to the Insurance Agreement, dated as of November 26, 2002 (the "Insurance Agreement"), between the Company and Ambac unless Ambac waives such failure or (iii) the Company incurs or issues additional indebtedness for borrowed money secured by its assets and fails to secure its repayment obligations to Ambac under the Insurance Agreement unless Ambac waives such failure.

     (b) If the Series B Notes are redeemed pursuant to this Section 205 on or after November 26, 2007, the redemption price will be 100% of the principal amount of the Series B Notes plus accrued and unpaid interest thereon to the date of redemption.

     (c) If the Series B Notes are redeemed pursuant to this Section 205 before November 26, 2007, the redemption price will be equal to the accrued interest on the Series B Notes to the date of redemption plus the greater of: (i) 100% of the principal amount of the Series B Notes; and (ii) the sum of the present value of the principal amount of the Series B Notes together with the present values of the scheduled payments of interest on the Series B Notes (not including any portion of such payments of interest accrued as of the date of redemption) from the date of redemption to the interest payment date on December 31, 2007 (such time period between the date of redemption and the interest payment date on December 31, 2007 being referred to as the "Remaining Term"), in each case discounted to the date of redemption on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus twenty-five (25) basis points, as calculated by an Independent Investment Banker.

     "Adjusted Treasury Rate" means, with respect to any redemption rate (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities", for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Term, yields for the two published maturities most closely corresponding to the Comparable Treasury issue shall be determined and the adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or
(ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Adjusted Treasury Rate shall be calculated on the third business day preceding the redemption date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the Remaining Term of the securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Term of the Series B Notes.

     "Comparable Treasury Price" means (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

     "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by us.

     "Reference Treasury Dealer" means (I) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and UBS Warburg LLC, and their respective successors; provided that, if any of the foregoing ceases to be a primary U.S. Government securities dealer in the United States (a "Primary Treasury Dealer"), the Company will substitute another Primary Treasury Dealer; and (II) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

SECTION 207. The Insurer.

     To the extent permitted by law and so long as Ambac is in compliance with its obligations under its Financial Guaranty Insurance Policy No. 20300BE (the "Financial Guaranty Insurance Policy"), the Financial Guaranty Insurance Policy is in full force and effect and Ambac is not subject to any bankruptcy, insolvency or similar proceedings:

          (i) any provision of this Second Supplemental Indenture, any Series B Note or the Indenture (collectively, the "Financing Documents") expressly recognizing or granting rights in or to Ambac may not be amended in any manner which affects the rights of Ambac hereunder or thereunder without the prior written consent of Ambac.

          (ii) Ambac shall be deemed to be the owner of all outstanding Series B Notes for all purposes (including, without limitation, all approvals, consents, requests, waivers, authorizations, directions, inspections, appointments and the institution of any action), provided, that nothing in this clause (ii) shall impair the rights of any of the holders of the Series B Notes (the "Securityholders") to receive all payments due under the Series B Notes. Ambac's consent shall be required with respect to (a) the execution and delivery of any supplemental indenture to the Indenture for which the consent of the Securityholders is required, or any amendment, supplement or change to or modification of any Financing Document (except as otherwise provided by Section 901 of the Indenture) and (b) the removal of the Trustee or any paying agent and selection and appointment of any successor trustee or paying agent.

          (iii)  Any   reorganization   or  liquidation  plan  under  applicable
     bankruptcy  law or  similar  law  with  respect  to  the  Company  must  be
     acceptable  to  Ambac.  In  the  event  of  any  such   reorganization   or
     liquidation, Ambac shall have the right to vote on behalf of all Securityholders who hold Ambac-insured Series B Notes absent a default by Ambac under the applicable Financial Guaranty Insurance Policy insuring such Series B Notes.

          (iv) Anything in any Financing Document to the contrary notwithstanding, upon the occurrence and continuance of an Event of Default, Ambac shall be entitled to control and direct the enforcement of all rights and remedies granted to the Securityholders or the Trustee for the benefit of the Securityholders under the Financing Documents, including, without limitation: (A) the right to accelerate the principal of the Series B Notes as described in the Indenture, and (B) the right to annul any declaration of acceleration, and Ambac shall also be entitled to approve all waivers of Events of Default with respect to or effecting the Series B Notes.

          (v) While the Financial Guaranty Insurance Policy is in effect, the Company (and/or the Trustee, where indicated below) shall furnish to Ambac (to the attention of the Surveillance Department, unless otherwise indicated):

               (a) as soon as practicable after the filing thereof, a copy of any financial statement of the Company and a copy of any audit and annual report of the Company;

               (b) such additional information it may reasonably request;

               (c)  a  copy  of  any  notice  to  be  given  to  the  registered
          Securityholders, including, without limitation, notice of any redemption or defeasance of the Series B Notes, and any certificate rendered pursuant to any Financing Document relating to the Series B Notes, which obligation shall bind the Trustee as well as the Company;

               (d) notice (attention: General Counsel) by the Trustee of any failure of the Company to provide relevant notices, certificates, etc. under the Financing Documents; and

               (e) notwithstanding any other provision of any Financing Document, immediate notice (attention: General Counsel) if at any time there are insufficient moneys to make any payments of principal and/or interest on the Series B Notes as required and immediate notice of the occurrence of any Event of Default, which obligation shall bind the Trustee as well as the Company.

          (vi) Notwithstanding anything herein or in any other Financing Document to the contrary, in the event that the principal and/or interest due on the Series B Notes shall be paid by Ambac pursuant to the Financial Guaranty Insurance Policy, (a) the Series B Notes shall remain "outstanding" for all purposes under the Indenture, not be considered defeased or otherwise satisfied and not be considered paid by the Company,
     (b) except as expressly stated herein or otherwise agreed or undertaken (I) the Paying Agent, if any, shall have no duties or obligations relating to any payments made by Ambac and (II) the Trustee shall not be deemed to have knowledge of any default unless the Trustee shall have written notice thereof, (c) the assignment and pledge of the Indenture and all covenants, agreements and other obligations of the Company to the Securityholders shall continue to exist and shall run to the benefit of Ambac, and (d)
     Ambac shall be subrogated to the rights of such Securityholders to the extent of such payment.

          (vii) As long as the Financial Guaranty Insurance Policy shall be in full force and effect, the Company, the Trustee and any Paying Agent agree to comply with the following provisions:

               (a) at least one (1) day prior to all Interest Payment Dates the Trustee or Paying Agent, if any, will determine whether there will be sufficient funds available to pay the principal of or interest on the Series B Notes on such Interest Payment Date. If the Trustee or Paying Agent, if any, determines that there will be insufficient funds available, the Trustee or Paying Agent, if any, shall so notify Ambac. Such notice shall specify the amount of the anticipated deficiency, the Series B Notes to which such deficiency is applicable and whether such Series B Notes will be deficient as to principal or interest, or both. If the Trustee or Paying Agent, if any, has not so notified Ambac at least one (1) day prior to an Interest Payment Date, Ambac will make payments of principal or interest due on the Series B Notes on or before the first (1st) day next following the date on which Ambac shall have received notice of nonpayment from the Trustee or Paying Agent, if any.

               (b) the Trustee or Paying Agent, if any, shall, after giving notice to Ambac as provided in (a) above, make available to Ambac and, at Ambac's direction, to The Bank of New York, in New York, New York, as insurance trustee for Ambac or any successor insurance trustee (the "Insurance Trustee"), the registration books of the Company maintained by the Trustee or Paying Agent, if any, and all records relating to the funds and accounts (if any) maintained under the Indenture.

               (c) the Trustee or Paying Agent, if any, shall provide Ambac and the Insurance Trustee with a list of registered owners of Series B Notes entitled to receive principal or interest payments from Ambac under the terms of the Financial Guaranty Insurance Policy, and shall pursuant to arrangements with the Insurance Trustee (I) mail checks or drafts to the registered owners of Series B Notes entitled to receive full or partial interest payments from Ambac and (II) pay principal upon Series B Notes surrendered to the Insurance Trustee by the registered owners of Series B Notes entitled to receive full or partial principal payments from Ambac.

               (d) the Trustee or Paying Agent, if any, shall, at the time it provides notice to Ambac pursuant to (a) above, notify registered owners of Series B Notes entitled to receive the payment of principal or interest thereon from Ambac (I) as to the fact of such entitlement,
          (II) that Ambac will remit to them, through the Insurance Trustee or pursuant to arrangements made with the Insurance Trustee through the Trustee or Paying Agent, if any, all or a part of the interest payments next coming due upon proof of Securityholder entitlement to interest payments and delivery to the Insurance Trustee, in form satisfactory to the Insurance Trustee, of an appropriate assignment of the registered owner's right to payment, (III) that should they be entitled to receive full payment of principal from Ambac, they must surrender their Series B Notes (along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee to permit ownership of such Series B Notes to be registered in the name of Ambac) for payment to the Insurance Trustee, who shall then pass such Series B Notes on to the Trustee or Paying Agent, if any, for payment of principal upon such Series B Notes and (IV) that should they be entitled to receive partial payment of principal from Ambac, for payment of principal on such Series B Notes they must surrender their Series B Notes for payment thereon first to the Trustee or Paying Agent, if any, who shall note on such Series B Notes the portion of the principal paid by the Trustee or Paying Agent, if any, and then, along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee, to the Insurance Trustee, which will then make arrangements with the Trustee or the Paying Agent, if any, for the payment of the unpaid portion of principal.

               (e) in the event that the Trustee or Paying  Agent,  if any,  has notice that any payment of principal of or interest on a Series B Note which has become Due for Payment (as defined in the Financial Guaranty Insurance Policy) and which is made to a Securityholder by or on behalf of the Company has been deemed a preferential transfer and theretofore recovered from its registered owner pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with the final, nonappealable order of a court having competent jurisdiction, the Trustee or Paying Agent, if any, shall, at the time Ambac is notified pursuant to (a) above, notify all registered owners that in the event that any registered owner's payment is so recovered, such registered owner will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available, and the Trustee or Paying Agent, if any, shall furnish to Ambac its records evidencing the payments of principal of and interest on the Series B Notes which have been made by the Trustee or Paying Agent, if any, and subsequently recovered from registered owners and the dates on which such payments were made.

               (f) in addition to those rights granted Ambac under the Financing Documents, Ambac shall, to the extent it makes payment of principal of or interest on Series B Notes, become subrogated to the rights of the recipients of such payments in accordance with the terms of the Financial Guaranty Insurance Policy, and to evidence such subrogation
          (1) in the case of subrogation as to claims for past due interest, the Trustee or Paying Agent, if any, shall note Ambac's rights as subrogee on the registration books of the Company maintained by the Trustee or Paying Agent, if any, upon receipt from Ambac of proof of the payment of interest thereon to the registered owners of the Series B Notes, and (2) in the case of subrogation as to claims for past due principal, the Trustee or Paying Agent, if any, shall note Ambac's rights as subrogee on the registration books of the Company maintained by the Trustee or Paying Agent, if any, upon surrender of the Series B Notes by the registered owners thereof together with proof of the payment of principal thereof.

          (viii) The Trustee or Paying Agent, if any, may be removed at any time, at the request of Ambac, for any breach of its obligations under the Financing Documents.

          (ix) Ambac shall receive prior written notice of any Trustee (or Paying Agent) resignation.

          (x) Every successor Trustee appointed pursuant to the Indenture shall be a trust company or bank in good standing located in or incorporated under the laws of any State of the United States of America, duly authorized to exercise trust powers and subject to examination by federal or state authority, having a reported capital and surplus of not less than $75,000,000 and acceptable to Ambac. Any successor Paying Agent, if applicable, shall not be appointed unless Ambac approves such successor in writing.

          (xi) Notwithstanding any other provision of the Financing Documents, in determining whether the rights of the Securityholders will be adversely affected by any action taken pursuant to the terms and provisions of the Financing Documents, the Trustee (or Paying Agent) shall consider the effect on the Securityholders as if there were no Financial Guaranty Insurance Policy.

          (xii) Notwithstanding any other provision of the Financing Documents, no removal, resignation or termination of the Trustee (or Paying Agent) shall take effect until a successor, acceptable to Ambac, shall be appointed.

          (xiii) To the extent that the Financing Documents confer upon or give or grant to Ambac any right, remedy or claim thereunder or by reason thereof, Ambac is hereby explicitly recognized as being a third-party beneficiary thereunder and may enforce any such right remedy or claim conferred, given or granted thereunder.

          (xiv) Nothing in the Financing Documents, expressed or implied, is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Company, the Trustee, Ambac, the Paying Agent, if any, and the registered Securityholders, any right, remedy or claim under or by reason of the Financing Documents or any covenant, condition or stipulation thereof, and all covenants, stipulations, promises and agreements in the Financing Documents contained by and on behalf of the Company shall be for the sole and exclusive benefit of the Company, the Trustee, Ambac, the Paying Agent, if any, and the registered Securityholders.

          (xv) The Company may not elect to defease the Series B Notes in accordance with Section 401, 403 or 1009 of the Indenture without having obtained the prior written consent of Ambac, such consent not to be unreasonably withheld. No such defeasance shall be effected by the deposit or delivery of U.S. Government Obligations with or to the Trustee unless the securities or instruments used for such purpose would constitute "U.S. Government Obligations" under clause (i) of the definition of such term.

SECTION 208. Events of Default.

     It shall be an Event of Default under the Indenture if an "Event of Default" shall have occurred and be continuing under the Insurance Agreement. If Ambac waives an Event of Default under the Insurance Agreement or such Event of Default is cured, then such Event of Default will not be an Event of Default with respect to the Series B Notes under the Indenture.

SECTION 209. Sinking Funds.

     Article Twelve of the Indenture shall not apply to the Series B Notes.

SECTION 210. Regular Record Date.

     The "Regular Record Date" will be the close of business on the Business Day prior to the relevant interest payment date, except that the notes are certificated, the "Regular Record Date" shall be the close of business on the March 15, June 15, September 15 or December 15, as the case may be, next preceding an interest payment date or if such March 15, June 15, September 15 or December 15 is not a Business Day, the next preceding Business Day.

     "Business Day" means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

                                  ARTICLE THREE
                                  Miscellaneous

SECTION 301. Execution as Supplemental Indenture.

     This Second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Second Supplemental Indenture forms a part thereof.

SECTION 302. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Second Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required
provision   shall   control.

III. SECTION 303. Effect of Headings.

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 304. Successors and Assigns.

     All covenants and agreements by the Company in this Second Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

SECTION 305. Separability Clause.

     In case any provision in this Second Supplemental Indenture or in the Series B Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 306. Benefits of Second Supplemental Indenture.

     Subject to Sections 207(xiii) and (xiv) hereof, nothing in this Second Supplemental Indenture or in the Series B Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

SECTION 307. Execution and Counterparts.

     This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.


                                 PUBLIC SERVICE COMPANY OF OKLAHOMA


                                  By:      /s/ Geoffrey S. Chatas
                                         Name: Geoffrey S. Chatas
                                         Title: Assistant Treasurer

Attest:


/s/ Thomas G. Berkemeyer
Name:    Thomas G. Berkemeyer
Title:   Assistant Secretary

                                   THE BANK OF NEW YORK, as Trustee


                                   By:      /s/ Joseph A. Lloret
                                          Name: Joseph A. Lloret
                                          Title: Assistant Treasurer
Attest:


/s/ Mary LaGumina
Name:    Mary LaGumina
Title:   Vice President

STATE OF OHIO              )
                           ) ss.:
COUNTY OF FRANKLIN         )


     On the 26th day of November, 2002, personally appeared before me, a Notary Public within and for said County in the State of Ohio, Geoffrey S. Chatas and Thomas G. Berkemeyer, to me known and known to me to be respectively the Assistant Treasurer and Assistant Secretary of Public Service Company of Oklahoma, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

     In witness whereof, I have hereunto set my hand notarial seal this 26th day of November, 2002.



                                                 /s/ Mary M. Soltesz
                                                  Notary Public, State of Ohio



STATE OF NEW YORK   )
                    )   ss.:
COUNTY OF NEW YORK  )


     On the 26th day of November, 2002, personally appeared before me, a Notary Public within and for said County in the State of New York, Joseph A. Lloret and Mary LaGumina, to me known and known to me to be respectively the Assistant Treasurer and Vice President of The Bank of New York, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign said instrument as such Assistant Treasurer and Vice President for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Vice President, respectively, and the free and corporate act and deed of said corporation.

     In witness whereof, I have hereunto set my hand notarial seal this 26th day of November, 2000.



                                               /s/ William J. Cassels
                                               Notary Public, State of New York

                                                       EXHIBIT A TO EXHIBIT 4(a)

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the depositary or another nominee of the Depositary) may be registered except in limited circumstances.

Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein. Except as otherwise provided in Section 311 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository.

Financial Guaranty Insurance Policy No. 20300BE (the "Policy") with respect to payments due for principal of and interest on this Note has been issued by Ambac Assurance Corporation ("Ambac Assurance"). The Policy has been delivered to The Bank of New York, New York, New York, as the Insurance Trustee under said Policy and will be held by such Insurance Trustee or any successor insurance trustee. The Policy is on file and available for inspection at the principal office of the Insurance Trustee and a copy thereof may be secured from Ambac Assurance or the Insurance Trustee. All payments required to be made under the Policy shall be made in accordance with the provisions thereof. The owner of this Note acknowledges and consents to the subrogation rights of Ambac Assurance as more fully set forth in the Policy.

No.  R-1                                                8,000,000 Senior Notes,
                                                      $25 principal amount each

                      PUBLIC SERVICE COMPANY OF OKLAHOMA 6%
                        Senior Notes, Series B, Due 2032

CUSIP:                                   Original Issue Date: November 26, 2002

Stated Maturity:  December 31, 2032                           Interest Rate:  6%

Principal Amount:  $200,000,000
Redeemable:       Yes                No
In Whole:         Yes                No
In Part:          Yes                No
Mandatory Redemption: At any time and at the redemption prices described herein Initial Optional Redemption Date: November 26, 2007
Initial Optional Redemption Price: 100%

     PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation duly organized and existing under the laws of the State of Oklahoma (herein referred to as the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the Principal Amount specified above on the Stated Maturity specified above, and to pay interest on said Principal Amount from the Original Issue Date specified above or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, quarterly in arrears on March 31, June 30, September 30 and December 31 in each year, commencing March 31, 2003, at the Interest Rate per annum specified above, until the Principal Amount shall have been paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, as hereinafter defined, shall be paid to the Person in whose name this Note (or one or more Predecessor Securities) shall have been registered at the close of business on the Regular Record Date with respect to such Interest Payment Date, which shall be the close of business on the Business Day next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid as provided in said Indenture.

     If any Interest Payment Date, any redemption date or the Stated Maturity is not a Business Day, then payment of the amounts due on this Note on such date will be made on the next succeeding Business Day, and no interest shall accrue on such amounts for the period from and after such Interest Payment Date, redemption date or Stated Maturity, as the case may be, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on such date. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest (other than interest payable on the Stated Maturity or any redemption date) may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Security Register.

     This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of November 1, 2000 duly executed and delivered between the Company and The Bank of New York, a national banking association organized and existing under the laws of the United States, as Trustee (herein referred to as the "Trustee") (such Indenture, as originally executed and delivered and as thereafter supplemented and amended being hereinafter referred to as the "Indenture"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. By the terms of the Indenture, the Notes are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This Note is one of the series of Notes designated on the face hereof.

     Subject to the terms of Article Eleven of the Indenture, the Company shall have the right to redeem this Note at its option, without premium or penalty, in whole or, in part, at any time on or after November 26, 2007, at a redemption price equal to 100% of the principal amount redeemed plus any accrued but unpaid interest to the date of such redemption.

     This Note shall be redeemable and at the redemption prices to the extent set forth herein, in the Second Supplement Indenture and in the Indenture upon not less than thirty, but not more than sixty, days previous notice by mail to the registered owner.

     To the extent permitted by law and so long as Ambac is in compliance with its obligations under the Policy, the Policy is in full force and effect and Ambac is not subject to any bankruptcy, insolvency or similar proceedings:

          (i) any provision of this Note, the Second Supplement Indenture, or the Indenture (collectively, the "Financing Documents") expressly recognizing or granting rights in or to Ambac may not be amended in any manner which affects the rights of Ambac hereunder or thereunder without the prior written consent of Ambac.

          (ii) Ambac shall be deemed to be the owner of all outstanding Notes for all purposes (including, without limitation, all approvals, consents, requests, waivers, authorizations, directions, inspections, appointments and the institution of any action), provided, that nothing in this clause
     (ii)  shall   impair   the  rights  of  the   holders  of  the  Notes  (the
     "Securityholders") to receive all payments due under the Notes. Ambac's consent shall be required with respect to (a) the execution and delivery of any supplemental indenture to the Indenture for which the consent of any of the Securityholders is required, or any amendment, supplement or change to or modification of any Financing Document (except as otherwise provided by Section 901 of the Indenture) and (b) the removal of the Trustee or any paying agent and selection and appointment of any successor trustee or paying agent.

          (iii)  Any   reorganization   or  liquidation  plan  under  applicable
     bankruptcy  law or  similar  law  with  respect  to  the  Company  must  be
     acceptable  to  Ambac.  In  the  event  of  any  such   reorganization   or
     liquidation, Ambac shall have the right to vote on behalf of all Securityholders who hold Ambac-insured Notes absent a default by Ambac under the applicable Financial Guaranty Insurance Policy insuring such Notes.

          (iv) Anything in any Financing Document to the contrary notwithstanding, upon the occurrence and continuance of an Event of Default, Ambac shall be entitled to control and direct the enforcement of all rights and remedies granted to the Securityholders or the Trustee for the benefit of the Securityholders under the Financing Documents, including, without limitation: (A) the right to accelerate the principal of the Notes as described in the Indenture, and (B) the right to annul any declaration of acceleration, and Ambac shall also be entitled to approve all waivers of Events of Default with respect to or effecting the Notes.

          (v) While the Financial Guaranty Insurance Policy is in effect, the Company (and/or the Trustee, where indicated below) shall furnish to Ambac (to the attention of the Surveillance Department, unless otherwise indicated):

               (a) as soon as practicable after the filing thereof, a copy of any financial statement of the Company and a copy of any audit and annual report of the Company;

               (b) such additional information it may reasonably request;

               (c)  a  copy  of  any  notice  to  be  given  to  the  registered
          Securityholders, including, without limitation, notice of any redemption or defeasance of the Notes, and any certificate rendered pursuant to any Financing Document relating to the Notes, which obligation shall bind the Trustee as well as the Company;

               (d) notice (attention: General Counsel) by the Trustee of any failure of the Company to provide relevant notices, certificates, etc. under the Financing Documents; and

               (e) notwithstanding any other provision of any Financing Document, immediate notice (attention: General Counsel) if at any time there are insufficient moneys to make any payments of principal and/or interest on the Notes as required and immediate notice of the occurrence of any Event of Default, which obligation shall bind the Trustee as well as the Company.

          (vi) Notwithstanding anything herein or in any other Financing Document to the contrary, in the event that the principal and/or interest due on the Notes shall be paid by Ambac pursuant to the Financial Guaranty Insurance Policy, (a) the Notes shall remain "outstanding" for all purposes under the Indenture, not be considered defeased or otherwise satisfied and not be considered paid by the Company, (b) except as expressly stated herein or otherwise agreed or undertaken (I) the Paying Agent, if any, shall have no duties or obligations relating to any payments made by Ambac and (II) the Trustee shall not be deemed to have knowledge of any default unless the Trustee shall have written notice thereof, (c) the assignment and pledge of the Indenture and all covenants, agreements and other obligations of the Company to the Securityholders shall continue to exist and shall run to the benefit of Ambac, and (d) Ambac shall be subrogated to the rights of such Securityholders to the extent of each such payment.

          (vii) As long as the Financial Guaranty Insurance Policy shall be in full force and effect, the Company, the Trustee and any Paying Agent agree to comply with the following provisions:

               (a) at least one (1) day prior to all Interest Payment Dates the Trustee or Paying Agent, if any, will determine whether there will be sufficient funds available to pay the principal of or interest on the Notes on such Interest Payment Date. If the Trustee or Paying Agent, if any, determines that there will be insufficient funds available, the Trustee or Paying Agent, if any, shall so notify Ambac. Such notice shall specify the amount of the anticipated deficiency, the Notes to which such deficiency is applicable and whether such Notes will be deficient as to principal or interest, or both. If the Trustee or Paying Agent, if any, has not so notified Ambac at least one (1) day prior to an Interest Payment Date, Ambac will make payments of principal or interest due on the Notes on or before the first (1st) day next following the date on which Ambac shall have received notice of nonpayment from the Trustee or Paying Agent, if any.

               (b) the Trustee or Paying Agent, if any, shall, after giving notice to Ambac as provided in (a) above, make available to Ambac and, at Ambac's direction, to The Bank of New York, in New York, New York, as insurance trustee for Ambac or any successor insurance trustee (the "Insurance Trustee"), the registration books of the Company maintained by the Trustee or Paying Agent, if any, and all records relating to the funds and accounts (if any) maintained under the Indenture.

               (c) the Trustee or Paying Agent, if any, shall provide Ambac and the Insurance Trustee with a list of registered owners of Notes entitled to receive principal or interest payments from Ambac under the terms of the Financial Guaranty Insurance Policy, and shall pursuant to arrangements with the Insurance Trustee (I) mail checks or drafts to the registered owners of Notes entitled to receive full or partial interest payments from Ambac and (II) pay principal upon Notes surrendered to the Insurance Trustee by the registered owners of Notes entitled to receive full or partial principal payments from Ambac.

               (d) the Trustee or Paying Agent, if any, shall, at the time it provides notice to Ambac pursuant to (a) above, notify registered owners of Notes entitled to receive the payment of principal or interest thereon from Ambac (I) as to the fact of such entitlement,
          (II) that Ambac will remit to them, through the Insurance Trustee or pursuant to arrangements made with the Insurance Trustee through the Trustee or Paying Agent, if any, all or a part of the interest payments next coming due upon proof of Securityholder entitlement to interest payments and delivery to the Insurance Trustee, in form satisfactory to the Insurance Trustee, of an appropriate assignment of the registered owner's right to payment, (III) that should they be entitled to receive full payment of principal from Ambac, they must surrender their Notes (along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee to permit ownership of such Notes to be registered in the name of Ambac) for payment to the Insurance Trustee, who shall then pass such Notes on to the Trustee or Paying Agent, if any, for payment of principal upon such Notes and (IV) that should they be entitled to receive partial payment of principal from Ambac, for payment of principal on such Notes they must surrender their Notes for payment thereon first to the Trustee or Paying Agent, if any, who shall note on such Notes the portion of the principal paid by the Trustee or Paying Agent, if any, and then, along with an appropriate instrument of assignment in form satisfactory to the Insurance Trustee, to the Insurance Trustee, which will then make arrangements with the Trustee or the Paying Agent, if any, for the payment of the unpaid portion of principal.

               (e) in the event that the Trustee or Paying  Agent,  if any,  has notice that any payment of principal of or interest on a Note which has become Due for Payment (as defined in the Financial Guaranty
          Insurance Policy) and which is made to a Securityholder by or on behalf of the Company has been deemed a preferential transfer and theretofore recovered from its registered owner pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with the final, nonappealable order of a court having competent jurisdiction, the Trustee or Paying Agent, if any, shall, at the time Ambac is notified pursuant to (a) above, notify all registered owners that in the event that any registered owner's payment is so recovered, such registered owner will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available, and the Trustee or Paying Agent, if any, shall furnish to Ambac its records evidencing the payments of principal of and interest on the Notes which have been made by the Trustee or Paying Agent, if any, and subsequently recovered from registered owners and the dates on which such payments were made.

               (f) in addition to those rights granted Ambac under the Financing Documents, Ambac shall, to the extent it makes payment of principal of or interest on Notes, become subrogated to the rights of the recipients of such payments in accordance with the terms of the Financial Guaranty Insurance Policy, and to evidence such subrogation
          (1) in the case of subrogation as to claims for past due interest, the Trustee or Paying Agent, if any, shall note Ambac's rights as subrogee on the registration books of the Company maintained by the Trustee or Paying Agent, if any, upon receipt from Ambac of proof of the payment of interest thereon to the registered owners of the Notes, and (2) in the case of subrogation as to claims for past due principal, the Trustee or Paying Agent, if any, shall note Ambac's rights as subrogee on the registration books of the Company maintained by the Trustee or Paying Agent, if any, upon surrender of the Notes by the registered owners thereof together with proof of the payment of principal thereof.

          (viii) The Trustee or Paying Agent, if any, may be removed at any time, at the request of Ambac, for any breach of its obligations under the Financing Documents.

          (ix) Ambac shall receive prior written notice of any Trustee (or Paying Agent) resignation.

          (x) Every successor Trustee appointed pursuant to the Indenture shall be a trust company or bank in good standing located in or incorporated under the laws of any State of the United States of America, duly authorized to exercise trust powers and subject to examination by federal or state authority, having a reported capital and surplus of not less than $75,000,000 and acceptable to Ambac. Any successor Paying Agent, if applicable, shall not be appointed unless Ambac approves such successor in writing.

          (xi) Notwithstanding any other provision of the Financing Documents, in determining whether the rights of the Securityholders will be adversely affected by any action taken pursuant to the terms and provisions of the Financing Documents, the Trustee (or Paying Agent) shall consider the effect on the Securityholders as if there were no Financial Guaranty Insurance Policy.

          (xii) Notwithstanding any other provision of the Financing Documents, no removal, resignation or termination of the Trustee (or Paying Agent) shall take effect until a successor, acceptable to Ambac, shall be appointed.

          (xiii) To the extent that the Financing Documents confer upon or give or grant to Ambac any right, remedy or claim thereunder or by reason thereof, Ambac is hereby explicitly recognized as being a third-party beneficiary thereunder and may enforce any such right remedy or claim conferred, given or granted thereunder.

          (xiv) Nothing in the Financing Documents, expressed or implied, is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Company, the Trustee, Ambac, the Paying Agent, if any, and the registered Securityholders, any right, remedy or claim under or by reason of the Financing Documents or any covenant, condition or stipulation thereof, and all covenants, stipulations, promises and agreements in the Financing Documents contained by and on behalf of the Company shall be for the sole and exclusive benefit of the Company, the Trustee, Ambac, the Paying Agent, if any, and the registered Securityholders.

          (xv) The Company may not elect to defease the Series B Notes in accordance with Section 401, 403 or 1009 of the Indenture without having obtained the prior written consent of Ambac, such consent not to be unreasonably withheld. No such defeasance shall be effected by the deposit or delivery of U.S. Government Obligations with or to the Trustee unless the securities or instruments used for such purpose would constitute "U.S. Government Obligations" under clause (i) of the definition of such term.

     It shall be an Event of Default under the Indenture if an "Event of Default" shall have occurred and be continuing under the Insurance Agreement, dated as of November 26, 2002, between the Company and Ambac. If Ambac waives an Event of Default under the Insurance Agreement or such Event of Default is cured, then such Event of Default will not be an Event of Default with respect to the Senior Notes under the Indenture.

     The Company shall not be required to (i) issue, exchange or register the transfer of any Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Notes of the same series and ending at the close of business on the day of such mailing, nor (ii) register the transfer of or exchange of any Notes of any series or portions thereof called for redemption. This Global Note is exchangeable for Notes in definitive registered form only under certain limited circumstances set forth in the Indenture.

     In the event of redemption of this Note in part only, a new Note or Notes of this series, of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender of this Note.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to the Indenture, without the consent of the holder of each Note then outstanding and affected; (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or reduce the percentage of Notes, the holders of which are required to waive any default and its consequences, without the consent of the holder of each Note then outstanding and affected thereby; or (iii) modify any provision of Section 502 of the Indenture (except to increase the percentage of principal amount of securities required to rescind and annul any declaration of amounts due and payable under the Notes), without the consent of the holder of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of all series at the time outstanding affected thereby, on behalf of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company as may be designated by the Company accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Notes of this series are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

                                            PUBLIC SERVICE COMPANY OF OKLAHOMA


                                            By:___________________________
                                                     Assistant Treasurer

Attest:


By:___________________________
       Assistant Secretary


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series of Notes designated in accordance with, and referred to in, the within-mentioned Indenture.

Dated:  November 26, 2002

THE BANK OF NEW YORK, as Trustee


By:___________________________
   Authorized Signatory

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

---------------------------------------

----------------------------------------------------------------

----------------------------------------------------------------
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
----------------------------------------------------------------
ASSIGNEE) the within Note and all rights thereunder, hereby
----------------------------------------------------------------
irrevocably constituting and appointing such person attorney to
----------------------------------------------------------------
transfer such Note on the books of the Issuer, with full
----------------------------------------------------------------
power of substitution in the premises.



Dated:________________________              _________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").



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                                                                   EXHIBIT 5(a)






                                                              November 26, 2002


Public Service Company of Oklahoma
1 Riverside Plaza
Columbus, Ohio 43215

Ladies and Gentlemen:

          We have acted as counsel to Public Service Company of Oklahoma, an Oklahoma corporation (the "Company"), in connection with the Registration Statement on Form S-3 (Registration Statement No. 333-100623) (the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), relating to $200,000,000 aggregate principal amount of Senior Notes, Series B, due 2032 (the "Senior Notes") issued under an Indenture, dated as of November 1, 2000 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee").

          We have examined the Registration Statement and the Indenture which has been filed with the Commission as an exhibit to the Registration Statement. We also have examined the originals, or duplicates or certified or conformed copies, of such records, agreements, instruments and other documents and have made such other and further investigations as we have deemed relevant and necessary in connection with the opinions expressed herein. As to questions of fact material to this opinion, we have relied upon certificates of public officials and of officers and representatives of the Company.

          In rendering the opinions set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies, and the authenticity of the originals of such latter documents. We also have assumed that: (1) the Indenture is the valid and legally binding obligation of the Trustee; and (2) the Company is validly existing under the laws of Oklahoma.

          We have assumed further that (1) the Company has duly authorized, executed and delivered the Indenture and (2) execution, delivery and performance by the Company of Indenture and the Unsecured Notes do not and will not violate the laws of Oklahoma or any other applicable laws (excepting the laws of the State of New York and the Federal laws of the United States).

          Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that assuming the due authentication of the Senior Notes by the Trustee, the Senior Notes constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

          We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the law of the State of New York and the Federal law of the United States.

          We hereby consent to the filing of this opinion letter as Exhibit 5(a) to the Registration Statement and to the use of our name under the caption "Legal Opinions" in the Prospectus included in the Registration Statement.

                                              Very truly yours,

                                              /s/ Simpson Thacher & Bartlett

                                              SIMPSON THACHER & BARTLETT



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                                                                    EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:

     We consent to the incorporation by reference in the registration statement (No. 333-100623) of Public Service Company of Oklahoma (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated November 21, 2002 of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 26, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

/s/ KPMG LLP

New York, New York
November 26, 2002